Exhibit 99.1 Investor Presentation August 2020

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward- looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic, our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and claims, including IP litigation; our existing and future indebtedness; developments with respect to LIBOR; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent registration statement on Form S-1 (the “Prospectus”) filed by us with the Securities Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relates to or is based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Prospectus. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Numbers in this presentation may not sum due to rounding. INVESTOR PRESENTATION AUGUST 2020 2

Company Overview 3

SelectQuote at a Glance

WHO WE ARE

We are a leading technology-enabled, direct-to-**consumer ("DTC")** distribution platform

WHAT WE DO

50+ carriers entrust us to sell their **"must own"** insurance products

HOW WE DO IT

Our proprietary, purpose-built marketing technology optimizes lead delivery to our 100% internal agent force, maximizing marketing ROI

WHY WE ARE DIFFERENT

Our "Fly Wheel" is enhanced by over 1 billion data points and 30+ years of experience

30+
Years in Operation

100%
Internal Agents

2MM+
Policyholders Served

1 Billion+
Data points collected

~1,000
Licensed Agents[1]

$180Bn+
Total Addressable Market

KPIs

4.0x
FY'19 Revenue / CAC

93%
Level 1 Agent Retention

~40%
Tenured Agent YoY Productivity Increase[2]

LTM 3/31/2020 Revenue Mix



Auto & Home: 8%
Senior Health: 66%
Life: 25%

	Consolidated	Senior
$464MM LTM 3/31/2020 Revenue	**46%** LTM 3/31/2020 YoY Revenue Growth	**73%** LTM 3/31/2020 YoY Revenue Growth
$133MM LTM 3/31/2020 Adjusted EBITDA[3]	**29%** LTM 3/31/2020 Adjusted EBITDA[3] Margin	**41%** LTM 3/31/2020 Adjusted EBITDA[3] Margin

Notes:
1. As of 3/31/2020
2. Based on past company experience, average agent productivity increases by ~40% in an agent's second AEP
3. Adjusted EBITDA and Adjusted EBITDA Margin are Non-GAAP financial measures used to measure operating performance. We define Adjusted EBITDA as income before interest expense, income tax expense, depreciation and amortization, and certain addbacks for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses

INVESTOR PRESENTATION AUGUST 2020 4

Key Investment Highlights Large and Growing End Markets Shifting to Meet Evolving Consumer Preferences Purpose-Built Technology Empowering Our Highly Skilled Internal Agent Network Self-Reinforcing Feedback Loop from Strong Carrier Relationships and Favorable Consumer Outcomes Simple and Attractive Business Model Driving Profitable Growth and Industry Leading LTV Unique Company Culture Developed by Experienced Management Team INVESTOR PRESENTATION AUGUST 2020 5

Demographic Trends Are Supercharging Our Growth Trajectory High Degree of Visibility to Accelerating Growth of Senior Population MA / MS Enrollment and Penetration Are Growing (MM) 76.7 68.4 59.9 23.3 52.5 23.7 45.5 24.2 26.4 25.5 70% 65% 60% 53.4 44% 44.7 50% 35.7 20.0 26.1 20% 2008A 2013A 2018A 2023E 2028E MA / MS Enrollment Other Medicare Enrollment MA / MS Enrollment as % of Total Medicare Enrollment Source: CSG Actuarial SelectQuote has grown at 15.6x the market growth rate (1) Senior Health $30Bn Auto & Home Current share: 59.9MM Total Medicare Life <1% Enrollment $47Bn MA / MS $105Bn 35.7MM Enrollment Other DTC MA / MS Enrollment Current share: 0.3MM Current share: <1% SelectQuote <1% Enrollment Total Addressable Market: $180Bn+ Source: National Bureau of Economic Research, CSG Actuarial Notes: 1. Total Medicare enrollment grew 2.4% from 2017 to 2018; SelectQuote MS / MA active policy count grew 37.5% over the same timeframe INVESTOR PRESENTATION AUGUST 2020 6

Market Demands Have Evolved Dramatically Consumers Desire Expertise, Simplicity, Specialized Service for Complex Purchasing Decisions Industry Norm What the Market Wants Face-to-face and time-intensive Over the phone, convenient and efficient Limited coverage options and agent expertise Knowledgeable and experienced agents Limited transparency Fully transparent and unbiased Few alternatives Broad product offering “One size fits all” advice based on unknown factors Advice tailored to meet individual needs / clients’ (i.e., sales commissions) best interests Cumbersome Easy The Challenge: Address evolving purchasing behavior of the consumer in a market for very complex products INVESTOR PRESENTATION AUGUST 2020 7

We Have Addressed the Challenge with a Unique Approach Our Foundational Pillars Our Technology Our Agents Technology optimizes our lead acquisition, intelligently matches leads Agents enhance lead conversion to agents and maximizes our return on and maximize revenue opportunity marketing spend Proprietary, data-driven and purpose-built solutions Highly trained, 100% internal agents Intelligent lead acquisition Conduct personalized, needs-based analysis Real time lead-to-agent matching Incented to place customer in the best policy and routing Pre-hire assessment through Post-sale client engagement seasonal Flex program Our Purpose-Built Technology Empowers Our Agents with Tools to Maximize Customer Satisfaction, and Optimize Policyholder Lifetime Value INVESTOR PRESENTATION AUGUST 2020 8

Our Approach is Rooted in Sophisticated Technology

Scalable, Proprietary Technology Solutions from End-to-End

Proprietary, purpose-built technology platform

SelectCare

Core proprietary CRM and parent system, with sales enablement / workflow optimization tools, including lead scoring, lead distribution, customer service and cross-sell capabilities

SelectBid	Get A Lead ("GAL")	ARC / AQE	Workflow Tech	SRTS
Advanced lead scoring and purchasing tools	Unique performance and availability-based lead routing	Real-time quoting and underwriting by carrier	Proprietary consumer lifecycle management ("CLM") tool	Proprietary revenue tracking and ASC 606 financial reporting tool

All functions wrapped with Data Science / Machine Learning to constantly optimize outcomes

Lead Acquisition → Lead Management & Routing → Sales → Customer Engagement & Lifecycle Management

Robust, fully-integrated technology platform drives customer lifetime value / ROI

Rich data assets

- ✓ Over 30 years of data across millions of transactions
- ✓ Over 1 billion consumer and third-party data points

Sophisticated compliance processes

- ✓ Tools and systems to audit calls
- ✓ Logged and retrievable customer interactions

INVESTOR PRESENTATION AUGUST 2020

9

SELECTQUOTE

We Engage in Omni-Channel Lead Acquisition


Our Philosophy
Revenue / CAC
Minimum Margin
High Potential for Close
Buying
Data Tech
SelectBid | SelectSearch | Attribution Models
Brand Awareness
TV / Radio
Direct SEO
Lead Gen Click Networks
Search Engines
Potential Leads
Acquired Leads
Leads Acquired
Leads Foregone
Scoring
Tiering
Leveling
Routing
SelectBid allows for a dynamic omni-channel approach to lead acquisition
Our agents only receive the highest quality leads

INVESTOR PRESENTATION AUGUST 2020

10

Our Product Diversification and Flex Model Impact Retention

Agents Are Able to Flex from One Segment to Another in a Highly Seasonal Business

Illustrative Senior Health Monthly Production



Policies Placed
AEP
OEP
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Medicare Advantage
Medicare Supplement

AEP creates seasonal upswing in business volumes with ~50% of MA and MS policies written in this window

Agent Lifecycle Management



Non-AEP / OEP
Auto & Home
Life
Senior Health
AEP & OEP
Auto & Home
Life
+Flex Agents
Senior Health

SelectQuote is able to dynamically manage the allocation of its agents across seasons

INVESTOR PRESENTATION AUGUST 2020 11

Business Segments 12

SelectQuote Senior Health – Overview Provides the 65+ Senior market with leading online comparison shopping and expert advice SelectQuote Business Mix by Approved Policies Skilled agents guide seniors through complex sales and Prescription Drug Other enrollment process (primarily MA and MS) Plan 1% 4% Dental, Vision Represents 15 leading, nationally-recognized insurance and Hearing carrier partners 18% LTM 3/31/2020A Segment serves a market with strong demographic Approved Medicare tailwinds Supplement Policies: 5% 267K SelectQuote automatically earns a recurring commission Medicare Advantage as long as the policy is in place 71% Avg. LTV of Commissions Per Policy Senior Health Division Approved Policies ($ per policy) (000s of policies) 1,372 1,312 1,279 1,297 267 1,235 1,184 12 3 48 169 14 621 12 4 29 107 17 362 10 7 190 285 267 20 229 19 152 146 108 141 99 50 MA MS DVH PDP Other FY 2018A FY 2019A LTM 3/31/2020A FY 2018A FY 2019A 9 months ended 3/31/20 MA MS DVH PDP Other INVESTOR PRESENTATION AUGUST 2020 13

SelectQuote Life – Overview • Leading distributor of term life insurance founded in 1985 • SelectQuote was the first term life insurance exchange platform in the U.S. SelectQuote Life Premium Mix Places policies on behalf of 15 leading, nationally recognized insurance carrier partners (primarily Term and Permanent Life) Ancillary Premiums 23% LTM 3/31/2020A Life Premiums: $100MM Core Premiums 77% Career agents provide consultative sale to drive longer Life Core and Ancillary Premium term and higher face amount ($MM) FY ‘18A – LTM 100 3/31/2020A CAGR: 90 23 78 14 15% 7 103% 76 77 72 4% Over 1.75MM plans sold nationwide since inception FY 2018A FY 2019A LTM 3/31/2020A Core Premium Ancillary Premium INVESTOR PRESENTATION AUGUST 2020 14

SELECTQUOTE

SelectQuote Auto & Home – Overview

Licensed agents providing expert advice to 30,000+ customers annually[1]

Provides unbiased online comparison shopping platform for auto, home and specialty insurance lines

Frequently bundle products to deliver customer value and drive retention

"Must have" nature of personal lines P&C creates a large and growing market

47%	Bundle Rate[2]
25+	National Carrier Partners

Total Premium

($MM)



'18A – LTM 3/31/2020A CAGR: 16%
50
57
66
FY 2018A
FY 2019A
LTM 3/31/2020A

Notes:
1. Customer count for FY'19A
2. Bundle rate as of FY'19A

INVESTOR PRESENTATION AUGUST 2020

15

Strategic Priorities and Financial Overview 16

Strategic Focus and Competitive Differentiators • Our strategy is to maximize absolute profitability at attractive returns on invested capital • Our choice model paired with highly trained, in- house agents and dedicated customer care teams was purpose-built to ensure customers buy the right plan for their specific needs which leads to high retention rates • Our market-leading Lifetime Value and EBITDA per policy are a function of the way we have built and refined our business over 30 years • Predictable cash flows are driven by high quality of policies written • We have a strong record of attractive returns on invested capital and have a long runway to replicate those returns at scale INVESTOR PRESENTATION AUGUST 2020 17

What Is Policyholder Lifetime Value? Under ASC 606, SelectQuote Recognizes the Upfront Commission and the Estimated Value of Renewal Commissions as Revenue in the Period in Which the Policy Is Approved Policyholder Lifetime Value from a MA / MS Policy Components of Policyholder Lifetime Revenue Include Policyholder Costs of Policyholder Lifetime Acquisition Lifetime Revenue Value Production Bonus and Other Revenues Other Commissions MA / MS Commissions INVESTOR PRESENTATION AUGUST 2020 18

How We Maximize Policyholder Lifetime Value SelectQuote Seeks to Optimize all Components of Policyholder Lifetime Value Acquisition Costs Lead Close Rates Commissions Customer Retention Favorable Dedicated Multi-channel Agent leveling commission “Customer Care” lead scoring system structures team Optimized Sophisticated “Pods” established Tailored retention marketing spend analytics with select carriers strategies Economies Higher quality Production bonuses Cross-sell of scale leads INVESTOR PRESENTATION AUGUST 2020 19

Industry Leading Unit Economics LTM March 31, 2020 $1,600 (6) SLQT Peer A Peer B $1,505 Total Revenue 1.7x 1.7x 1.4x Total Cost = $1,400 $1,200 $1,000 $891 $800 $614 $600 $400 $200 $0 Revenue per approved MA/MS policy(1) Cost per approved MA/MS policy(2) Adj. EBITDA per approved MA/MS policy(3) (4) (5) SelectQuote Peer A Peer B Notes: Source: Analysis based on publicly filed documents, Financials based on Medicare / Senior Operating Segment 1. Segment Revenue divided by approved MA and MS policies 2. Cost represents Segment Revenue minus Segment Adj. EBITDA/Profit divided by approved MA and MS policies 3. Segment Adj. EBITDA/Profit divided by approved MA and MS policies 4. Medicare Segment policies and financials include both Internal and External segments 5. Excludes $42.3m one time tail adjustment in 4Q 2019 6. Represents Medicare/Senior division revenues and cost only INVESTOR PRESENTATION AUGUST 2020 20

We Have a High-Growth, Scalable Business Model(1) Revenue(2) Adj. EBITDA(3) ($MM) ($MM) Adj. EBITDA 21% 31% 29% 464 Margin(3) 39 133 8 118 337 25 35 105 8 234 110 26 33 50 98 308 9 125 23 192 90 102 37 FY 2018A FY 2019A LTM 3/31/2020A (19) (19) (24) Senior Health Life Auto & Home FY 2018A FY 2019A LTM 3/31/2020A Senior Health Life Auto & Home Corporate Notes: 1. SelectQuote’s fiscal year ends 6/30 2. Excludes ~$0.5MM from Corporate & Eliminations 3. Adjusted EBITDA and Adjusted EBITDA Margin are Non-GAAP financial measures used to measure operating performance. We define Adjusted EBITDA as income before interest expense, income tax expense, depreciation and amortization, and certain addbacks for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses INVESTOR PRESENTATION AUGUST 2020 21

Predictable Cash Flow & Attractive Returns Annual Customer Cohorts Added as Recently as 2018 Are Already Cash Flow Positive • All cost incurred in year 1 of customer life • Per ASC 606, anticipated lifetime revenue recognized in year 1 • On a cash basis, cohorts typically breakeven in year 2-3 • Significant cash returns generated thereafter 2015 Cost 2015 2016 Cost 2016 2017 Cost 2017 2018 Cost 2018 2019 Cost 2019 Revenue Revenue Revenue Revenue Revenue Upfront Cost First Year Cash Received Renewal Cash Received to Date Cash to be received from polices that have already renewed Future Expected Cash from Renewals INVESTOR PRESENTATION AUGUST 2020 22

Our Attractive and Scalable Platform Is Growing… Our Platform Provides Ample Support for Future Years of Growth with Minimal Ongoing Working Capital Requirements Our Drivers of Continued Growth Introduce new products Deepen consumer penetration and drive cross-sell opportunities Maximize policyholder lifetime value Deepen and broaden insurance carrier partnerships Increase size and enhance productivity of agent force As Our Platform Has Grown, So Has Our Value Proposition ROADSHOWINVESTOR PRESENTATION PRESENTATION AUGUST 2020 23

…and Can Be Leveraged to Introduce New Product Offerings SelectQuote Currently Offers Over 20 Products and Continuously Evaluates New Opportunities Features of the SelectQuote Platform: Scalable model with nimble approach Life Senior Health Auto & Home Est. 1985 Est. 2010 Est. 2011 Examples of New Product Opportunities Broad multi-channel customer reach Simplified Annuities Developed relationship with Retirement Solutions or the blue-chip carriers Non-Insurance Space ROADSHOWINVESTOR PRESENTATION PRESENTATION AUGUST 2020 24

Appendix 25

FY 2019 Reconciliation of GAAP Net Income to Adj. EBITDA ($’s in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 192,257 $ 110,493 $ 35,054 $ (335) $ 337,469 Operating expenses (102,083) (84,672) (27,237) (18,184) (232,175) Other expenses 0 0 0 (15) (15) Adjusted EBITDA 90,174 25,821 7,817 (18,533) 105,279 Loss on disposal of property, equipment and software (221) Share-based compensation expense (86) Restructuring (2,305) Non-recurring expenses (1,691) Depreciation and amortization (4,702) Income tax expense (22,034) Interest expense (1,660) Net Income $ 72,579 INVESTOR PRESENTATION AUGUST 2020 26

FY 2018 Reconciliation of GAAP Net Income to Adj. EBITDA ($’s in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 102,408 $ 98,219 $ 33,348 $ (286) $ 233,689 Operating expenses (65,720) (75,249) (24,127) (18,657) (183,752) Other expenses 0 0 0 (9) (9) Adjusted EBITDA 36,688 22,971 9,221 (18,953) 49,928 Loss on disposal of property, equipment and software (700) Share-based compensation expense (67) Restructuring (2,809) Non-recurring expenses (436) Depreciation and amortization (3,468) Income tax expense (6,619) Interest expense (929) Net Income $ 34,899 INVESTOR PRESENTATION AUGUST 2020 27

LTM March 2020 Reconciliation of GAAP Net Income to Adj. EBITDA ($’s in thousands) Senior Life Auto & Home Corp & Elims Consolidated Revenue $ 307,608 $ 118,451 $ 38,879 $ (470) $ 464,468 Operating expenses (182,260) (93,799) (31,009) (23,967) (331,035) Other expenses 0 0 0 (27) (27) Adjusted EBITDA 125,347 24,652 7,870 (24,464) 133,406 Loss on disposal of property, equipment and software (404) Share-based compensation expense (9,301) Restructuring 73 Non-recurring expenses (3,538) Depreciation and amortization (6,529) Income tax expense (22,943) Interest expense (16,778) Net Income $ 73,985 INVESTOR PRESENTATION AUGUST 2020 28

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